DELAWARE GROUP(r) GLOBAL & INTERNATIONAL FUNDS

FORM N-SAR
EXHIBIT LIST
Period Ended November 30, 2009

SUB-ITEM 77D:  Policies with respect to security investments

Policies with respect to security investments incorporated by reference to a 497(e) filing with the U.S.
Securities and Exchange Commission filed on November 24, 2009 (SEC Accession No. 0001206774-09-002186.